EXHIBIT 10.5
JOINDER AGREEMENT

THIS JOINDER AGREEMENT dated as of May 25, 2016, executed and delivered by EPT ALISO VIEJO, INC., a Delaware corporation, EPT DAVIE, INC., a Delaware corporation, EPT HURST, INC., a Delaware corporation, EPT MESA, INC., a Delaware corporation, EPT CONCORD II, LLC, a Delaware limited liability company, ADELAAR DEVELOPER, LLC, a Delaware limited liability company, and EPR KARTING, LLC, a Delaware limited liability company (each a “New Borrower” and, collectively, the “New Borrowers”), in favor of (a) KEYBANK NATIONAL ASSOCIATION, in its capacity as Agent (the “Agent”) for the Lenders under that certain Amended, Restated and Consolidated Credit Agreement dated as of April 24, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among EPR PROPERTIES and the Subsidiary Borrowers referred to therein (collectively, the “Borrowers”), the financial institutions party thereto and their assignees under Section 12.5 thereof (the “Lenders”), the Agent, and the other parties thereto, and (b) the Lenders.
WHEREAS, pursuant to the Credit Agreement, the Agent and the Lenders have agreed to make available to the Borrowers certain financial accommodations on the terms and conditions set forth in the Credit Agreement;
WHEREAS, the Borrowers and each New Borrower, though separate legal entities, have a commonality of interests in their respective financing needs and have determined it to be in their mutual best interests to obtain financing from the Agent and the Lenders through their collective efforts;
WHEREAS, each New Borrower acknowledges that it will receive direct and indirect benefits from the Agent and the Lenders making such financial accommodations available to the Borrowers under the Credit Agreement and, accordingly, each New Borrower is willing to join in and guarantee the Borrowers’ obligations to the Agent and the Lenders on the terms and conditions contained herein; and
WHEREAS, each New Borrower’s execution and delivery of this Agreement is a condition to the Agent and the Lenders continuing to make such financial accommodations to the Borrowers.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each New Borrower, each New Borrower agrees as follows:
Section 1. Accession to Loan Documents. Each New Borrower hereby agrees that it is a “Subsidiary Borrower” under each Note and the Credit Agreement and assumes all obligations of a “Subsidiary Borrower” thereunder and agrees to be bound thereby, all as if each New Borrower had been an original signatory to each Note and the Credit Agreement. Without limiting the generality of the foregoing, each New Borrower hereby:
(a)    irrevocably and unconditionally guarantees the due and punctual payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all Obligations (as defined in the Credit Agreement);
(b)    makes to the Agent and the Lenders as of the date hereof each of the representations and warranties contained in the Credit Agreement made by the Borrowers and agrees to be bound by each of the covenants of the Borrowers contained in the Credit Agreement; and
(c)    consents and agrees to each provision set forth in each Note and the Credit Agreement.
SECTION 2. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.
Section 3. Definitions. Capitalized terms used herein and not otherwise defined herein shall have their respective defined meanings given them in the Credit Agreement.
[Signatures on Next Page]

IN WITNESS WHEREOF, each New Borrower has caused this Joinder Agreement to be duly executed and delivered under seal by its duly authorized officers as of the date first written above.
EPT ALISO VIEJO, INC.
EPT DAVIE, INC.
EPT HURST, INC.
EPT MESA, INC.
EPR KARTING, LLC

By: /s/ Mark A. Peterson
Mark A. Peterson, Vice President

EPT CONCORD II, LLC
ADELAAR DEVELOPER, LLC

By: /s/ Gregory K. Silvers
Gregory K. Silvers, Sole Manager

Address for Notices (all New Borrowers):
c/o EPR Properties
909 Walnut Street, Suite 200
Kansas City, MO 64106
Attention:     Mark A. Peterson
Telephone:    816-472-1700
Telecopy:     816-472-5794

Accepted:

KEYBANK NATIONAL ASSOCIATION, as Agent

By: /s/ Jane E. McGrath
Name: Jane E. McGrath
Title: Vice President